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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                Current Report

                      Pursuant to Section 13 or 15 (d) of
                      The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  January 8, 2002

                          Allied Research Corporation
            (Exact name of registrant as specified in its charter)

                                   Delaware
                (State or other jurisdiction of incorporation)

                  0-2545                       04-2281015
        (Commission File Number)  (I.R.S. Employer Identification No.)


    8000 Towers Crescent Drive, Suite 260, Vienna, Virginia    22182
   (Address of Principal Executive Offices)                  (Zip Code)

       Registrant's Telephone Number, including area code (703) 847-5268

                                 Not Applicable
         (Former name or former address, if changed since last report)
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Item 5:    On January 8, 2002, the Registrant issued the press release attached
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hereto as Exhibit 99.

Exhibits:  99- Press Release dated January 8, 2002.


                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ALLIED RESEARCH CORPORATION


                                           By: /s/ John G. Meyer, Jr.
                                               ---------------------------------
Date: January 8, 2002                          John G. Meyer, Jr.,
                                               Executive Vice President and
                                               Chief Operating Officer


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